Principal Funds, Inc.
Supplement dated December 17, 2018
to the Statutory Prospectus dated March 1, 2018
(as supplemented on March 7, 2018, March 19, 2018, June 15, 2018, June 20, 2018, July 13, 2018, August 20, 2018, September 17, 2018, October 9, 2018, and November 30, 2018)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR GLOBAL DIVERSIFIED INCOME FUND
Under Principal Investment Strategies, delete the third paragraph, and replace with the following:
In managing the Fund, Principal Global Investors, LLC ("PGI"), the Fund’s investment advisor, determines the Fund's strategic asset allocation among the general investment categories which are executed by PGI and multiple sub-advisors: high yield, preferred securities, emerging market debt, global real estate, commercial mortgage-backed securities, global value equity, and publicly-traded infrastructure. The Fund seeks to provide yield by having those selecting investments for the Fund focus on those securities offering the best potential for yield, taking risk into consideration, within their respective investment categories. Some strategies use active management, while others use passive (index) strategies. PGI has considerable latitude in allocating the Fund's assets. The Fund will use strategies and sub-advisors to varying degrees and may change allocations, add new or eliminate existing strategies and sub-advisors, and temporarily or permanently reduce allocations from time to time such that the Fund would have little or no assets allocated to a particular strategy or sub-advisor.
Delete the fourth paragraph under Principal Investment Strategies.
Under Principal Risks, add the following to the alphabetical list of risks.
Index (Passive) Strategy Risk. An index (passive) fund (or passive strategy that is part of a fund) has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between an index strategy's performance and index performance may also be affected by the type of passive investment approach used (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of shares.
Under Principal Risks, delete Volatility Mitigation Risk.
In the Management section, under Sub-Advisors, delete Analytic Investors, LLC.
Delete the Payments to Broker-Dealers and Other Financial Intermediaries section and replace with the following:
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY FOR HIGH YIELD FUND I
Effective on or about January 2, 2019, in the Management section, under Sub-Advisors, delete Mellon Corporation and replace with Mellon Investments Corporation.

SUMMARY FOR MIDCAP VALUE FUND III
On December 11, 2018, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the MidCap Value Fund III (the “Fund”) by the MidCap Value Fund I (the “Proposed Merger”). February 8, 2019 shall be the record date for determination of the shareholders entitled to vote on the Proposed Merger at a Special Meeting of Shareholders of the Fund tentatively scheduled for April 5, 2019. Additional information about the Proposed Merger will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of the Fund in February 2019. The Proposed Merger, if approved by shareholders, is expected to occur on April 12, 2019. In preparation for the Proposed Merger, the Fund may deviate from its stated investment objective and strategies.
On April 12, 2019, delete all references to the MidCap Value Fund III from the prospectus.
Delete the Payments to Broker-Dealers and Other Financial Intermediaries section and replace with the following:
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARIES FOR THE FUNDS LISTED BELOW
Global Real Estate Securities
High Yield
Income
International Emerging Markets
International I
LargeCap Growth I
MidCap
MidCap S&P 400 Index
Principal LifeTime Hybrid Income
Principal LifeTime Hybrid 2015
Principal LifeTime Hybrid 2020
Principal LifeTime Hybrid 2025
Principal LifeTime Hybrid 2030
Principal LifeTime Hybrid 2035
Principal LifeTime Hybrid 2040
Principal LifeTime Hybrid 2045
Principal LifeTime Hybrid 2050
Principal LifeTime Hybrid 2055
Principal LifeTime Hybrid 2060
Principal LifeTime Hybrid 2065
Real Estate Securities
SmallCap
SmallCap Growth I
SmallCap S&P 600 Index
SmallCap Value II
Delete the Payments to Broker-Dealers and Other Financial Intermediaries section and replace with the following:
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

MANAGEMENT OF THE FUNDS
Effective on or about January 2, 2019, in The Sub-Advisors section, delete all references to Mellon Corporation and replace with Mellon Investments Corporation.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Delete the Additional Payments to Intermediaries section and replace with the following:
Additional Payments to Intermediaries
Shares of the Funds are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.

Classes A, C, and J Shares
In addition to payments pursuant to 12b-1 plans, sales charges, commissions and finder’s fees, including compensation for referrals, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and shareholder services. In some situations, the Fund will reimburse PGI or its affiliates for making such payments; in others, the Fund may make such additional payments directly to intermediaries.
PGI or its affiliates also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
Such additional payments vary, but generally do not exceed: (a) 0.25% of the current year's sales of Fund shares by that intermediary and/or (b) 0.25% of average net asset value of Fund shares held by clients of such intermediary.
The Distributor and its affiliates pay a bonus or other consideration or incentive to certain intermediaries if an employee covered under an employer sponsored benefit program purchases a product from an affiliate of Distributor with the assistance of a registered representative of an affiliate of Distributor, if the intermediary sold the funding vehicle the employer sponsored benefit program utilizes or if the intermediary subsequently became the broker of record with regard to the employer sponsored benefit program.
Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, and R-6 Shares
In addition to payments pursuant to applicable 12b-1 plans, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and/or shareholder services. For Classes R-1, R-2, R-3, R-4, and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in this prospectus as Other Expenses. For Institutional Class shares, in some situations the Fund will reimburse PGI or its affiliates for making such payments; in others, the Fund may make such payments directly to the intermediaries.
PGI or its affiliates may also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
For Institutional Class shares, such payments may vary, but generally do not exceed: (a) 0.10% of the current year’s sales of Fund shares by that intermediary or (b) 0.10% of the average net asset value of Fund shares held by clients of such intermediary.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in employee benefit plans, and it is typically paid all of the Service Fees and Administrative Service Fees pertaining to such plans, and it also receives compensation paid by PGI from its own resources.
Distributor and its affiliates do not pay compensation to intermediaries (other than to affiliates of the Distributor) for distribution services or other services to Fund shareholders for Class R-6 shares. For more information, see the Statement of Additional Information (SAI).
Institutional Class and Classes A, C, J, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
The intermediary may pay to its Financial Professionals some or all of the amounts the Distributor and its affiliates pay to the intermediary.
The amounts paid to intermediaries vary by share class and by Fund.
In some cases, the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases, the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
For more information, see the Statement of Additional Information (SAI).

The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.